UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (661) 775-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Facility Agreement

On July 1, 2013, we entered into a Facility Agreement (the “Facility Agreement”) with Deerfield Private Design Fund II, L.P. (“Deerfield Private Design Fund”) and Deerfield Private Design International II, L.P. (collectively, “Deerfield”), providing for the sale by us of up to $160.0 million of our 9.75% senior secured convertible notes (the “Convertible Notes”) to Deerfield in four equal tranches. The Convertible Notes will accrue interest at a rate of 9.75% per annum until maturity in 2019 or their earlier repayment, repurchase or conversion. A portion of the principal amount of the Convertibles Notes issued under the Facility Agreement may be converted into shares of our common stock (the “Conversion Shares”) at the noteholder’s option after a specified period following the release of data from our Phase III clinical studies of AFREZZA®. The conversion price will be determined by the volume weighted average price of our common stock during the 20 trading days immediately preceding the conversion date. The number of Conversion Shares that may be issued upon conversion of all Convertible Notes will be limited to an aggregate of 12 million shares or such lesser number of shares as may be determined pursuant to the conversion limitations contained in the Convertible Notes if the conversion price at which the Convertible Notes are actually converted from time to time is greater than $3.33.

The closing of the first tranche of Convertible Notes in the aggregate principal amount of $40.0 million (the “Tranche 1 Notes”) occurred on the date of the Facility Agreement. Deerfield’s obligation to purchase the second tranche of Convertible Notes (the “Tranche 2 Notes”) is subject to our achievement and reporting of certain Phase III results relating to our clinical studies of AFREZZA®. Deerfield’s obligation to purchase the third tranche of Convertible Notes is subject to our repayment of our 3.75% Senior Convertible Notes due 2013 and the prior satisfaction of the conditions for the second tranche closing. Deerfield’s obligation to purchase the fourth tranche of Convertible Notes is subject to our receipt of approval of AFREZZA® by the U.S. Food and Drug Administration and the prior satisfaction of the conditions for the second and third tranche closings. In addition to the foregoing conditions, Deerfield’s obligation to purchase Convertible Notes at any of the three remaining closings is subject to, at each closing, the Conversion Shares issuable upon conversion of all previously sold Convertible Notes being freely tradable pursuant to an effective registration statement filed with the Securities and Exchange Commission or pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

We are required to repay 25% of the original principal amount of the Convertible Notes sold in each tranche on the third, fourth, fifth and sixth anniversaries of the applicable issue dates of such Convertible Notes; provided that the entire outstanding principal amount of all Convertible Notes will become due and payable no later than December 31, 2019. We have the right but not the obligation to prepay the outstanding principal amount of the Tranche 1 Notes at a price equal to 110% of the outstanding principal thereof plus all accrued and unpaid interest as of the date of prepayment if the conditions for the Tranche 2 Notes have not been satisfied. We are required to repay any outstanding Convertible Notes in full if we complete a major transaction, which includes, but is not limited to, certain mergers and other change of control transactions involving us.

The Facility Agreement includes customary representations, warranties and covenants by us, including restrictions on the incurrence of additional indebtedness. Events of default under the Facility Agreement include: our failure to timely make payments due under the Convertible Notes; inaccuracies in our representations and warranties to Deerfield; our failure to comply with any of our covenants under any of the Agreements (as defined below) or the related security documents required by the Facility Agreement, subject to a cure period with respect to most covenants; our insolvency or the occurrence of certain bankruptcy-related events; certain judgments against us; the suspension, cancellation or revocation of governmental authorizations that are reasonably expected to have a material adverse effect on our business; the acceleration of a specified amount of our indebtedness; our cash and cash equivalents, including amounts available to us under our revolving loan arrangement with The Mann Group LLC, falling below $25.0 million as of the last day of any fiscal quarter; our failure to timely deliver any Conversion Shares; and our failure to cause the Conversion Shares to be freely tradable within certain agreed upon time frames. If one or more events of default under the Facility Agreement occurs and continues beyond any applicable cure period, the noteholders may declare all or any portion of the Convertible Notes to be immediately due and payable.

We are required to reimburse Deerfield for up to $500,000 of reasonable, documented expenses for attorneys, accountants and other professional advisors, and other out-of-pocket expenses incurred by Deerfield in connection with the transactions contemplated by the Facility Agreement.

We plan to use the net proceeds from the sale of the Convertible Notes for working capital and other lawful corporate purposes. We may also use a portion of the net proceeds to repay our 3.75% Senior Convertible Notes due 2013.

The foregoing descriptions of the Facility Agreement and the Convertible Notes do not purport to be complete and are qualified in their entirety by reference to the Facility Agreement and the form of Convertible Note, copies of which are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively.

Milestone Agreement

In connection with the Facility Agreement, on July 1, 2013 we also entered into a Milestone Rights Purchase Agreement (the “Milestone Agreement”) with Deerfield Private Design Fund and Horizon Santé FLML SÁRL (“HS” and together with Deerfield Private Design Fund, the “Milestone Purchasers”), pursuant to which, in exchange for a payment of $18.9 million, we sold the Milestone Purchasers rights to receive payments of up to $90.0 million upon the occurrence of specified strategic and sales milestones, including the first commercial sale of an AFREZZA® product and the achievement of specified net sales figures. The milestone rights terminate if we exercise our right to prepay the Tranche 1 Notes. In addition, the milestone payments are subject to pro rata reduction in the event of certain funding failures by Deerfield under the Facility Agreement.

The Milestone Agreement includes customary representations and warranties and covenants by us, including restrictions on transfers of intellectual property related to AFREZZA®. The milestones are subject to acceleration in the event we transfer our intellectual property related to AFREZZA® in violation of the terms of the Milestone Agreement.

The foregoing description of the Milestone Agreement does not purport to be complete and is qualified in its entirety by reference to the Milestone Agreement, a copy of which is attached to this report as Exhibit 99.3.

Security Agreement

In connection with the Facility Agreement, we and MannKind LLC, our subsidiary, entered into a Guaranty and Security Agreement (the “Security Agreement) with Deerfield and HS (collectively, the “Purchasers”), pursuant to which we and MannKind LLC each granted the Purchasers a security interest in substantially all of our respective assets, including our respective intellectual property, accounts, receivables, equipment, general intangibles, inventory and investment property, and all of the proceeds and products of the foregoing. The Security Agreement includes customary covenants by us and MannKind LLC, remedies of the Purchasers and representations and warranties by us and MannKind LLC. The security interests granted by us and MannKind LLC will terminate upon repayment of the Convertible Notes in full. Our obligations under the Facility Agreement, the Convertible Notes and the Milestone Agreement are also secured by certain mortgages on our facilities in Danbury, Connecticut and Valencia, California.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, a copy of which is attached to this report as Exhibit 99.4.

Registration Rights Agreement

In connection with the Facility Agreement and the sale of the Convertible Notes pursuant thereto, we entered into a Registration Rights Agreement with Deerfield (the “Registration Rights Agreement”), pursuant to which we agreed to register for sale the Conversion Shares within a specified time period following the issuance of each tranche of Convertibles Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached to this report as Exhibit 99.5.

The Facility Agreement, Convertible Notes, Milestone Agreement, Security Agreement and Registration Rights Agreement (collectively, the “Agreements”) have been filed with this report to provide investors and security holders with information regarding their respective terms. The foregoing descriptions are not intended to provide any other factual information about us or the other parties to the Agreements. The Agreements contain representations and warranties of the parties thereto which were made to, and solely for the benefit of, the other parties to the Agreements. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated by reference into this Item 3.02. We relied on the exemption from registration contained in Section 4(2) of the Securities Act and Regulation D, Rule 506 thereunder, for the issuance of the Convertible Notes and expect to rely on such exemptions for any issuance of Conversion Shares. In connection with Deerfield’s execution of the Facility Agreement, Deerfield represented to us that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities purchased or to be purchased by Deerfield were or will be acquired solely for its own account and for investment purposes and not with a view to the future sale or distribution by Deerfield of any portion of the Convertibles Notes or Conversion Shares.

Forward-Looking Statements

Certain statements in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, without limitation: statements about the Agreements and the potential future sales and purchases of Convertibles Notes and other transactions contemplated by the Agreements; the potential results of our clinical studies related to AFREZZA®; the future repayment or repurchase of any portion of the Convertible Notes or our 3.75% Senior Convertible Notes due 2013; the application for and receipt of regulatory clearances and approvals; and our future compliance with certain covenants in the Agreements. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, without limitation: the results of our clinical studies related to AFREZZA®; our ability to repay our outstanding indebtedness, including indebtedness under our 3.75% Senior Convertible Notes due 2013; our ability to market, commercialize and achieve market acceptance for AFREZZA® or any other products or therapies that we may develop; our ability to comply with various covenants in the Agreements; our ability to protect our intellectual property and operate our business without infringing upon the intellectual property rights of others; our estimates for future performance; our estimates regarding anticipated operating losses, future revenues, capital requirements and our needs for additional financing; and scientific studies and the conclusions we draw from them. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this report. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

99.1	Facility Agreement, dated as of July 1, 2013, by and among MannKind Corporation, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

99.2	Form of 9.75% Senior Secured Convertible Promissory Note.

99.3	Milestone Rights Purchase Agreement, dated as of July 1, 2013, by and among the MannKind Corporation, Deerfield Private Design Fund II, L.P. and Horizon Santé FLML SÁRL.

99.4	Guaranty and Security Agreement, dated as of July 1, 2013, by and among MannKind Corporation, MannKind LLC, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P. and Horizon Santé FLML SÁRL.

99.5	Registration Rights Agreement, dated as of July 1, 2013, by and among MannKind Corporation, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation
(Registrant)

Date: July 1, 2013	By:	/s/ Matthew J. Pfeffer
Matthew J. Pfeffer Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Facility Agreement, dated as of July 1, 2013, by and among MannKind Corporation, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

99.2	Form of 9.75% Senior Secured Convertible Promissory Note.

99.3	Milestone Rights Purchase Agreement, dated as of July 1, 2013, by and among the MannKind Corporation, Deerfield Private Design Fund II, L.P. and Horizon Santé FLML SÁRL.

99.4	Guaranty and Security Agreement, dated as of July 1, 2013, by and among MannKind Corporation, MannKind LLC, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P. and Horizon Santé FLML SÁRL.

99.5	Registration Rights Agreement, dated as of July 1, 2013, by and among MannKind Corporation, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.